Filed pursuant to Rule 497(e)

File Nos. 333-249784 and 811-23615

PERPETUAL AMERICAS FUNDS TRUST

(Formerly, “JOHCM Funds Trust”)

TRILLIUM ESG SMALL/MID CAP FUND

(the “Fund”)

Supplement dated February 26, 2024

to the Statutory Prospectus for Institutional, Advisor, Investor and Class Z Shares

and Statement of Additional Information of Perpetual Americas Funds Trust dated

October 30, 2023 (as supplemented thereafter)

Effective March 1, 2024, Elizabeth Levy, CFA will no longer be a portfolio manager of the Fund. As of such date, the following changes are being made to the Fund’s Prospectus and the Statement of Additional Information to reflect the departure of Ms. Levy.

The “Portfolio Management – Portfolio Managers” subsection of the Fund Summary relating to the Fund is deleted in its entirety and replaced with the following:

Portfolio Managers

Laura McGonagle, CFA	Mitali Prasad, CFA
Lead Portfolio Manager	Portfolio Manager and Research Analyst
Length of Service: Since 2015*	Length of Service: Since 2019*

*	Length of Service includes portfolio management services provided to the Small/Mid Cap Equity Predecessor Fund, which reorganized into the Fund on October 30, 2023.

The biographical information related to Ms. Levy is removed from the “Management of the Funds – Portfolio Management” subsection in the Fund’s Prospectus.

The “Portfolio Manager Holdings” and “Other Portfolio Manager Information” subsections under the “Investment Advisory and Other Services” section in the Statement of Additional Information are hereby revised to remove information related to Ms. Levy.

This Supplement should be retained for future reference.